                                                                       EXHIBIT S

                  Salomon Brothers Capital and Income Fund Inc.

                                POWER OF ATTORNEY

     Leslie H. Gelb, whose signature appears below, hereby constitutes and appoints R. Jay Gerken, Robert I. Frenkel, William J. Renahan and Marc De Oliveira, each his true and lawful attorney and agent, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Salomon Brothers Capital and Income Fund Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement on Form N-2 and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent, shall do or cause to be done by virtue hereof.

                                                        /s/ Leslie H. Gelb
                                                        ------------------------
                                                        Leslie H. Gelb

Date: January 20, 2004

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                  Salomon Brothers Capital and Income Fund Inc.

                                POWER OF ATTORNEY

     Carol L. Colman, whose signature appears below, hereby constitutes and appoints R. Jay Gerken, Robert I. Frenkel, William J. Renahan and Marc De Oliveira, each his true and lawful attorney and agent, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Salomon Brothers Capital and Income Fund Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement on Form N-2 and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent, shall do or cause to be done by virtue hereof.

                                                       /s/ Carol L. Colman
                                                     ---------------------------
                                                     Carol L. Colman

Date: January 20, 2004

                  Salomon Brothers Capital and Income Fund Inc.

                                POWER OF ATTORNEY

     Daniel P. Cronin, whose signature appears below, hereby constitutes and appoints R. Jay Gerken, Robert I. Frenkel, William J. Renahan and Marc De Oliveira, each his true and lawful attorney and agent, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Salomon Brothers Capital and Income Fund Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement on Form N-2 and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent, shall do or cause to be done by virtue hereof.

                                                        /s/ Daniel P. Cronin
                                                      --------------------------
                                                      Daniel P. Cronin

Date: January 20, 2004

                  Salomon Brothers Capital and Income Fund Inc.

                                POWER OF ATTORNEY

     Dr. Riordan Roett, whose signature appears below, hereby constitutes and appoints R. Jay Gerken, Robert I. Frenkel, William J. Renahan and Marc De Oliveira, each his true and lawful attorney and agent, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Salomon Brothers Capital and Income Fund Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement on Form N-2 and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent, shall do or cause to be done by virtue hereof.

                                                          /s/ Riordan Roett
                                                        ------------------------
                                                        Riordan Roett

Date: January 20, 2004

                  Salomon Brothers Capital and Income Fund Inc.

                                POWER OF ATTORNEY

     Jeswald W. Salacuse, whose signature appears below, hereby constitutes and appoints R. Jay Gerken, Robert I. Frenkel, William J. Renahan and Marc De Oliveira, each his true and lawful attorney and agent, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Salomon Brothers Capital and Income Fund Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement on Form N-2 and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent, shall do or cause to be done by virtue hereof.

                                                        /s/ Jeswald Salacuse
                                                      --------------------------
                                                      Jeswald Salacuse

Date: January 20, 2004

                  Salomon Brothers Capital and Income Fund Inc.

                                POWER OF ATTORNEY

     R. Jay Gerken, whose signature appears below, hereby constitutes and appoints Robert I. Frenkel, William J. Renahan and Marc De Oliveira, each his true and lawful attorney and agent, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Salomon Brothers Capital and Income Fund Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement on Form N-2 and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent, shall do or cause to be done by virtue hereof.

                                                            /s/ R. Jay Gerken
                                                            --------------------
                                                            R. Jay Gerken

Date: January 20, 2004

                  Salomon Brothers Capital and Income Fund Inc.

                                POWER OF ATTORNEY

     William R. Hutchinson, whose signature appears below, hereby constitutes and appoints R. Jay Gerken, Robert I. Frenkel, William J. Renahan and Marc De Oliveira, each his true and lawful attorney and agent, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Salomon Brothers Capital and Income Fund Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement on Form N-2 and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent, shall do or cause to be done by virtue hereof.

                                                  /s/ William R. Hutchinson
                                                --------------------------------
                                                William R. Hutchinson

Date: January 20, 2004